EXHIBIT 4(D)



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                    EASTERN ENERGY LIMITED (ACN 064 651 118)

                                       TO

                              THE BANK OF NEW YORK,

                                                    TRUSTEE


                                   ---------


                                    INDENTURE
                         (FOR UNSECURED DEBT SECURITIES)


                          DATED AS OF DECEMBER 1, 1996




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                                TABLE OF CONTENTS


PARTIES..................................................................... 1
RECITAL OF THE COMPANY.......................................................7
ARTICLE ONE..................................................................7
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......................7
   SECTION 101.  DEFINITIONS.................................................7
      ACT....................................................................8
      ADDITIONAL AMOUNTS.....................................................8
      A$.....................................................................8
      AFFILIATE..............................................................8
      A-GAAP.................................................................8
      ATTRIBUTABLE DEBT......................................................8
      AUSTRALIA..............................................................8
      AUTHENTICATING AGENT...................................................8
      AUTHORIZED OFFICER.....................................................8
      BOARD OF DIRECTORS.....................................................8
      BOARD RESOLUTION.......................................................8
      BUSINESS DAY...........................................................9
      CAPITAL STOCK..........................................................9
      COMMISSION.............................................................9
      COMMON STOCK...........................................................9
      COMPANY................................................................9
      COMPANY REQUEST........................................................9
      COMPANY ORDER..........................................................9
      CONSOLIDATED NET TANGIBLE ASSETS.......................................9
      CORPORATE TRUST OFFICE.................................................9
      CORPORATION............................................................9
      DEBT...................................................................9
      DEFAULTED INTEREST.....................................................9
      DOLLAR" or "$..........................................................9
      EVENT OF DEFAULT.......................................................9
      GOVERNMENTAL AUTHORITY.................................................9
      GOVERNMENT OBLIGATIONS................................................10
      HOLDER................................................................10
      INDENTURE.............................................................10
      INTEREST PAYMENT DATE.................................................10
      JOINT VENTURE.........................................................10
      MATURITY..............................................................10
      MORTGAGE..............................................................10
      OFFICER'S CERTIFICATE.................................................10
      OPINION OF COUNSEL....................................................10
      OUTSTANDING...........................................................11
      PAYING AGENT..........................................................11


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      PERSON................................................................11
      PLACE OF PAYMENT......................................................11
      PREDECESSOR SECURITY..................................................12
      PRINCIPAL PROPERTY....................................................12
      REDEMPTION DATE.......................................................12
      REDEMPTION PRICE......................................................12
      REGULAR RECORD DATE...................................................12
      RESPONSIBLE OFFICER...................................................12
      RESTRICTED SUBSIDIARY.................................................12
      SALE AND LEASE-BACK TRANSACTION.......................................12
      SECURITIES............................................................12
      SECURITY REGISTER.....................................................12
      SECURITY REGISTRAR....................................................12
      SPECIAL RECORD DATE...................................................12
      STATED MATURITY.......................................................12
      SUBSIDIARY............................................................13
      TRUST INDENTURE ACT...................................................13
      TRUSTEE...............................................................13
      UNITED STATES.........................................................13
   SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.......................13
   SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.....................14
   SECTION 104.  ACTS OF HOLDERS............................................14
   SECTION 105.  NOTICES, ETC. TO TRUSTEE AND COMPANY.......................16
   SECTION 106.  NOTICE TO HOLDERS OF SECURITIES; WAIVER....................17
   SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT..........................17
   SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS...................17
   SECTION 109.  SUCCESSORS AND ASSIGNS.....................................18
   SECTION 110.  SEPARABILITY CLAUSE........................................18
   SECTION 111.  BENEFITS OF INDENTURE......................................18
   SECTION 112.  GOVERNING LAW..............................................18
   SECTION 113.  LEGAL HOLIDAYS.............................................18
   SECTION 114.  AGENT TO RECEIVE SERVICE OF PROCESS........................18
ARTICLE TWO.................................................................19
SECURITY FORMS..............................................................19
   SECTION 201.  FORMS GENERALLY............................................19
   SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION............19
ARTICLE THREE...............................................................20
The Securities..............................................................20
   SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.......................20
   SECTION 302.  DENOMINATIONS..............................................23
   SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.............23
   SECTION 304.  TEMPORARY SECURITIES.......................................25
   SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE........25
   SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES...........26


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   SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.............27
   SECTION 308.  PERSONS DEEMED OWNERS......................................28
   SECTION 309.  CANCELLATION BY SECURITY REGISTRAR.........................29
   SECTION 310.  COMPUTATION OF INTEREST....................................29
   SECTION 311.  ADDITIONAL AMOUNTS.........................................29
ARTICLE FOUR................................................................31
Redemption of Securities....................................................31
   SECTION 401.  APPLICABILITY OF ARTICLE...................................31
   SECTION 402.  ELECTION TO REDEEM; NOTICE TO TRUSTEE......................31
   SECTION 403.  SELECTION OF SECURITIES TO BE REDEEMED.....................31
   SECTION 404.  NOTICE OF REDEMPTION.......................................32
   SECTION 405.  SECURITIES PAYABLE ON REDEMPTION DATE......................33
   SECTION 406.  SECURITIES REDEEMED IN PART................................33
ARTICLE FIVE................................................................34
Sinking Funds...............................................................34
   SECTION 501.  APPLICABILITY OF ARTICLE...................................34
   SECTION 502.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES......34
   SECTION 503.  REDEMPTION OF SECURITIES FOR SINKING FUND..................34
ARTICLE SIX.................................................................35
Covenants...................................................................35
   SECTION 601.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.................35
   SECTION 602.  MAINTENANCE OF OFFICE OR AGENCY............................35
   SECTION 603.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST..........36
   SECTION 604.  CORPORATE EXISTENCE........................................37
   SECTION 605.  MAINTENANCE OF PROPERTIES..................................38
   SECTION 606.  ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE..............38
   SECTION 607.  WAIVER OF CERTAIN COVENANTS................................38
   SECTION 608.  RESTRICTIONS ON SECURED DEBT...............................39
      JOINT VENTURE.........................................................41
   SECTION 609.  LIMITATIONS ON SALE LEASE-BACK TRANSACTIONS................41
      ATTRIBUTABLE DEBT.....................................................41
      SALE AND LEASE-BACK TRANSACTION.......................................41
   SECTION 610.  DIVIDEND RESTRICTION.......................................41
ARTICLE SEVEN...............................................................42
Satisfaction and Discharge..................................................42
   SECTION 701.  DEFEASANCE.................................................42
   SECTION 702.  SATISFACTION AND DISCHARGE OF INDENTURE....................44
   SECTION 703.  APPLICATION OF TRUST MONEY.................................45
ARTICLE EIGHT...............................................................46
Events of Default; Remedies.................................................46
   SECTION 801.  EVENTS OF DEFAULT..........................................46
   SECTION 802.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.........47
   SECTION 803.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
                 BY TRUSTEE.................................................48
   SECTION 804.  TRUSTEE MAY FILE PROOFS OF CLAIM...........................48


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   SECTION 805.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                 SECURITIES.................................................49
   SECTION 806.  APPLICATION OF MONEY COLLECTED.............................49
   SECTION 807.  LIMITATION ON SUITS........................................50
   SECTION 808.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,.......50
   SECTION 809.  RESTORATION OF RIGHTS AND REMEDIES.........................51
   SECTION 810.  RIGHTS AND REMEDIES CUMULATIVE.............................51
   SECTION 811.  DELAY OR OMISSION NOT WAIVER...............................51
   SECTION 812.  CONTROL BY HOLDERS OF SECURITIES...........................51
   SECTION 813.  WAIVER OF PAST DEFAULTS....................................52
   SECTION 814.  UNDERTAKING FOR COSTS......................................52
   SECTION 815.  WAIVER OF STAY OR EXTENSION LAWS...........................53
ARTICLE NINE................................................................53
The Trustee.................................................................53
   SECTION 901.  CERTAIN DUTIES AND RESPONSIBILITIES........................53
   SECTION 902.  NOTICE OF DEFAULTS.........................................54
   SECTION 903.  CERTAIN RIGHTS OF TRUSTEE..................................54
   SECTION 904.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.....55
   SECTION 905.  MAY HOLD SECURITIES........................................55
   SECTION 906.  MONEY HELD IN TRUST........................................55
   SECTION 907.  COMPENSATION AND REIMBURSEMENT.............................55
   SECTION 908.  DISQUALIFICATION; CONFLICTING INTERESTS....................56
   SECTION 909.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY....................56
   SECTION 910.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR..........57
   SECTION 911.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.....................59
   SECTION 912.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION
                 TO BUSINESS................................................60
   SECTION 913.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY..........60
   SECTION 914.  CO-TRUSTEES AND SEPARATE TRUSTEES..........................61
   SECTION 915.  APPOINTMENT OF AUTHENTICATING AGENT........................62
ARTICLE TEN.................................................................64
Holders' Lists and Reports by Trustee and Company...........................64
   SECTION 1001.  LISTS OF HOLDERS..........................................64
   SECTION 1002.  REPORTS BY TRUSTEE AND COMPANY............................64
ARTICLE ELEVEN..............................................................64
Consolidation, Merger, Conveyance or Other Transfer.........................64
   SECTION 1101.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS......64
   SECTION 1102.  SUCCESSOR CORPORATION SUBSTITUTED.........................65
ARTICLE TWELVE..............................................................65
Supplemental Indentures.....................................................65
   SECTION 1201.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS........65
   SECTION 1202.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS...........67
   SECTION 1203.  EXECUTION OF SUPPLEMENTAL INDENTURES......................68
   SECTION 1204.  EFFECT OF SUPPLEMENTAL INDENTURES.........................69
   SECTION 1205.  CONFORMITY WITH TRUST INDENTURE ACT.......................69
   SECTION 1206.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES........69


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   SECTION 1207.  MODIFICATION WITHOUT SUPPLEMENTAL INDENTURE...............69
ARTICLE THIRTEEN............................................................70
Meetings of Holders; Action Without Meeting.................................70
   SECTION 1301.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED.................70
   SECTION 1302.  CALL, NOTICE AND PLACE OF MEETINGS........................70
   SECTION 1303.  PERSONS ENTITLED TO VOTE AT MEETINGS......................70
   SECTION 1304.  QUORUM; ACTION............................................71
   SECTION 1305.  ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS;...71
   SECTION 1306.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS...........72
   SECTION 1307.  ACTION WITHOUT MEETING....................................73
ARTICLE FOURTEEN............................................................73
Immunity of Incorporators, Stockholders, Officers and Directors.............73
   SECTION 1401.  LIABILITY SOLELY CORPORATE................................73
ARTICLE FIFTEEN.............................................................74
Securities of the First and Second Series...................................74
   SECTION 1501.  DESIGNATION OF SECURITIES OF THE FIRST AND SECOND SERIES..74

Testimonium.................................................................70

Signatures..................................................................70

Acknowledgements............................................................72


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                  INDENTURE, dated as of December 1, 1996, between EASTERN
ENERGY LIMITED (ACN 064 651 118), a corporation duly organized and existing under the laws of the State of Victoria, Commonwealth of Australia (herein called the "Company"), having its principal office at Level 17, 452 Flinders Street, Melbourne, Australia 3000, and THE BANK OF NEW YORK, a corporation of the State of New York, having its principal corporate trust office at 101 Barclay Street, 21 West, New York, New York 10286 as Trustee (herein called the "Trustee").

                             RECITAL OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), in an unlimited aggregate principal amount to be issued in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company have been performed.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  DEFINITIONS.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; and


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               (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

               Certain terms, used principally in Article Nine, are defined in that Article.

               "ACT", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

               "ADDITIONAL AMOUNTS" has the meaning specified in Section 311.

               "A$" means a dollar or other equivalent unit in such coin or currency of Australia as at the time shall be legal tender for the payment of public and private debts.

               "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

               "A-GAAP" means generally accepted accounting principles in Australia, and, except as otherwise herein expressly provided, the term "A-GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in Australia at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company.

               "ATTRIBUTABLE DEBT" has the meaning specified in Section 609.

               "AUSTRALIA" means the Commonwealth of Australia.

               "AUTHENTICATING AGENT" means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee pursuant to Section 915 to act on behalf of the Trustee to authenticate one or more series of Securities.

               "AUTHORIZED OFFICER" means the Chairman, the Managing Director, the Chief Financial Officer, the Controller, any General Manager, or any other officer or agent of the Company duly authorized by the Board of Directors to act in respect of matters relating to this Indenture.

               "BOARD OF DIRECTORS" means either the board of directors of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

               "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or any Director of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.


                                       8
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               "BUSINESS DAY", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by
Section 301.

               "CAPITAL STOCK" of a corporation means its common stock and its preferred stock and preference stock, if any of such corporation.

               "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

               "COMMON STOCK", when used in this Indenture with respect to an Australian corporation, means the ordinary shares of such corporation.

               "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

               "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

               "CONSOLIDATED NET TANGIBLE ASSETS" means the total amount of assets (less depreciation, valuation and other applicable reserves) which under A-GAAP would be included on a consolidated balance sheet of the Company and its consolidated Subsidiaries after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles.

               "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Indenture is located at 101 Barclay Street, 21 West, New York, New York 10286.

               "CORPORATION" means a corporation, association, company, limited liability company, joint stock company or business trust.

               "DEBT" means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

               "DEFAULTED INTEREST" has the meaning specified in Section 307.

               "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

               "EVENT OF DEFAULT" has the meaning specified in Section 801.

               "GOVERNMENTAL AUTHORITY" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any of the foregoing,


                                       9
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or any department, agency, authority or other instrumentality of any of the foregoing.

               "GOVERNMENT OBLIGATIONS" means:

                    (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States and entitled to the benefit of the full faith and credit thereof; and

                    (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to Federal or state supervision or examination with a combined capital and surplus of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

         "HOLDER" means a Person in whose name a Security is registered in the Security Register.

         "INDENTURE" means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 301.

         "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "JOINT VENTURE" has the meaning specified in Section 608.

         "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

         "MORTGAGE" means any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or similar encumbrance, whether on realty or personalty.

         "OFFICER'S CERTIFICATE" means a certificate signed by an Authorized Officer and delivered to the Trustee.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company, or other counsel reasonably acceptable to the Trustee.


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         "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                    (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                    (b)  Securities deemed to have been paid in accordance with
                    Section 701; and

                    (c) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

      provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture, or (except for purposes of actions to be taken by Holders of more than one series voting as a class under Section
      812) all Outstanding Securities of each such series, as the case may be, determined without regard to this provision) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor; and provided, further, that, in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

         "PAYING AGENT" means any Person, including the Company, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company.

         "PERSON" means any individual, corporation, partnership, joint venture, trust or unincorporated organization or any Governmental Authority.

         "PLACE OF PAYMENT", when used with respect to the Securities of any series, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, principal of and premium, if


                                       11
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         any, and interest, if any, on the Securities of such series are payable.

         "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "PRINCIPAL PROPERTY" means poles, towers, pole top structures, conductors, lines, meters, timeswitches, substations, transformers, and similar types of equipment (excluding all products marketed by the Company or any of its Subsidiaries) constituting an electric distribution system.

         "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company which owns a Principal Property.

         "SALE AND LEASE-BACK TRANSACTION" has the meaning specified in Section 609.

         "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

         "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

         "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to
         Section 307.

         "STATED MATURITY", when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).


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


         "SUBSIDIARY" means any corporation the majority of whose common stock is owned by the Company or another Subsidiary.

         "TRUST INDENTURE ACT" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in effect at such time.

         "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "UNITED STATES" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

      SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

                  Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action (including any covenants compliance with which constitutes a condition precedent) have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

      SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, any officer, employee or agent of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

      SECTION 104.  ACTS OF HOLDERS.

                    (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 901) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1306.

                    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                    (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                    (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                    (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

                    (f) Securities of any series authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                    (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date.

      SECTION 105.  NOTICES, ETC. TO TRUSTEE AND COMPANY.

                  Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by certified or registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

                  If to the Trustee, to:

                  The Bank of New York
                  Corporate Trust Department
                  101 Barclay Street, 21 West
                  New York, New York  10286

                  Attention:  Vice President, Corporate Trust Administration
                  Telephone:  (212) 815-5375
                  Telecopy:   (212) 815-5915

                  If to the Company, to:

                  Eastern Energy Limited (ACN 064 651 118)

                  Level 17, 452 Flinders Street
                  Melbourne, Australia  3000

                  Attention:  Chief Financial Officer
                  Telephone:  (613) 9229-6130
                  Telecopy:   (613) 9229-6112

                  Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, on the date of transmission, and if transmitted by certified or registered mail, on the date of receipt.

      SECTION 106.  NOTICE TO HOLDERS OF SECURITIES; WAIVER.

                  Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                  Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

                  If and only if this Indenture becomes subject to the Trust Indenture Act: if any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control, if applicable to this Indenture.

      SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 109.  SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Company and Trustee shall bind their respective successors and assigns, whether so expressed or not.

      SECTION 110.  SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 111.  BENEFITS OF INDENTURE.

                  Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 112.  GOVERNING LAW.

                  This Indenture and the Securities shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws thereof; provided, however, that all matters governing the authorization by the Company of this Indenture and the Securities will be governed by, and construed in accordance with, the laws of the State of Victoria, Australia.

      SECTION 113.  LEGAL HOLIDAYS.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or in the Board Resolution or Officer's Certificate which establishes the terms of the Securities of such series, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment, in each case with the same force and effect, and in the same amount, as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, as the case may be, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

      SECTION 114.  AGENT TO RECEIVE SERVICE OF PROCESS.

                  Unless otherwise specified in an Officer's Certificate delivered to the Trustee, Reid & Priest LLP in New York City will be the authorized agent of the Company to receive service of process in the State of New York.


                                   ARTICLE TWO

                                 SECURITY FORMS

      SECTION 201.  FORMS GENERALLY.

                  The definitive Securities of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officer's Certificate pursuant to such supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form or forms of Securities of any series are established in a Board Resolution or in an Officer's Certificate pursuant to a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

                  Unless otherwise specified as contemplated by Section 301, the Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

      SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  The Trustee's certificate of authentication shall be in substantially the form set forth below:

                           This is one of the Securities of the series
                                designated therein referred to in the
                                within-mentioned Indenture.

      Dated:
                                                      --------------------------
                                             as Trustee


                                             By:
                                                --------------------------------
                                                   Authorized Signatory

                                  ARTICLE THREE

                                 THE SECURITIES

      SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. Prior to the authentication and delivery of Securities of any series there shall be established by specification in a supplemental indenture or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a Board
                  Resolution:

                    (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

                    (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 406 or 1206 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                    (c) the Person or Persons (without specific identification) to whom interest on Securities of such series shall be payable on any Interest Payment Date, if other than the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest;

                    (d) the date or dates on which the principal of the Securities of such series is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

                    (e) the rate or rates at which the Securities of such series shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310;

                    (f) the place or places at which or methods by which (i) the principal of and premium, if any, and interest, if any, on Securities of such series shall be payable, (ii) registration of transfer of Securities of such series may be effected, (iii) exchanges of Securities of such series may be effected and (iv) notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served; the Security Registrar for such series; and if such is the case, that the principal of such Securities shall be payable without presentment or surrender thereof;

                    (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions, if other than as provided in Article Four, upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Securities of any series, resulting in delisting of such Securities from any national exchange;

                    (h) the obligation or obligations, if any, of the Company to redeem or purchase the Securities of such series pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of Section 404 in the case of mandatory redemption or redemption at the option of the Holder;

                    (i) the denominations in which Securities of such series shall be issuable if other than denominations of One Hundred Thousand Dollars ($100,000) and any integral multiple of One Thousand Dollars ($1,000) in excess thereof;

                    (j) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series shall be payable (if other than in Dollars);

                    (k) if the principal of or premium, if any, or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

                    (l) if the principal of or premium, if any, or interest, if any, on the Securities of such series are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

                    (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

                    (n) if other than the principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

                    (o) any Events of Default, in addition to those specified in
                    Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, in addition to those set forth in Article Six;

                    (p) the terms, if any, pursuant to which the Securities of such series may be converted into or exchanged for shares of Capital Stock or other securities of the Company or any other Person;

                    (q) the obligations or instruments, if any, which shall be considered to be Government Obligations in respect of the Securities of such series denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in
                    Section 701;

                    (r) if the Securities of such series are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in lieu of global form and (iii) any and all other matters incidental to such Securities;

                    (s) if the Securities of such series are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1201;

                    (t) to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series the amount or terms thereof;

                    (u) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Securities of such series;

                    (v) any collateral security, insurance or guarantee for the Securities of such series;

                    (w) any rights or duties of another Person to assume the obligations of the Company with respect to the Securities of such series (whether as joint obligor, primary obligor, secondary obligor or substitute obligor) and any rights or duties to discharge and release any obligor with respect to the Securities of such series or this Indenture to the extent related to such series;

                    (x) any rights to change or eliminate any provision of this Indenture or to add any new provision to this Indenture (by supplemental indenture or otherwise) without the consent of the Holders of the Securities of such series or with the consent of the Holders of the Securities of such series as specified for such series;

                    (y) the agent to receive service of process in the State of New York, if other than Reid & Priest LLP in New York City; and

                    (z) any other terms of the Securities of such series not inconsistent with the provisions of this Indenture.

      SECTION 302.  DENOMINATIONS.

                  Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in denominations of One Hundred Thousand Dollars ($100,000) and any integral multiple of One Thousand Dollars ($1,000) in excess thereof.

      SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Securities shall be executed on behalf of the Company by an Authorized Officer and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by any other Authorized Officer or by the Secretary or an Assistant Secretary of the Company. The signature of any or all of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at the time of execution Authorized Officers or the Secretary or an Assistant Secretary of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  The Trustee shall authenticate and deliver Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

                    (a) the instrument or instruments establishing the form or forms and terms of such series, as provided in Sections
                    201 and 301;

                    (b) a Company Order requesting the authentication and delivery of such Securities and, to the extent that the terms of such Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Sections 201 and 301, establishing such terms;

                    (c) the Securities of such series, executed on behalf of the Company by an Authorized Officer;

                    (d)  an Opinion of Counsel to the effect that:

                             (i) the form or forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

                             (ii) the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

                             (iii) such Securities, when authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  If the form or terms of the Securities of any series have been established by or pursuant to a Board Resolution or an Officer's Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will materially or adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, each Security shall be dated the date of its authentication.

                  Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, no Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

      SECTION 304.  TEMPORARY SECURITIES.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

                  Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, after the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such Securities. Upon such surrender of temporary Securities for such exchange, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

                  Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

      SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                  The Company shall cause to be kept in each office designated pursuant to Section 602, with respect to the Securities of each series, a register (all registers kept in accordance with this Section being collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series on a consolidated basis, and such Person is referred to herein, with respect to such series, as the "Security Registrar." Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which a register with respect to the Securities of one or more series shall be maintained, and the Company may designate itself the Security Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

                  Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, upon surrender for registration of transfer of any Security of such series at the office or agency of the Company maintained pursuant to
                  Section 602 in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

                  Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, any Security of such series may be exchanged at the option of the Holder, for one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  Unless otherwise specified as contemplated by Section 301 with respect to Securities of any series, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to
                  Section 304, 406 or 1206 not involving any transfer.

                  The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series during a period of 15 days immediately preceding the date of the mailing of any notice of redemption of such Securities called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a Person purporting to be the owner of such Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
                  Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

      SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

                  Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the

                  Company, at its election in each case, as provided in clause
                  (a) or (b) below:

                    (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a date (herein called a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

                    (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section and
                  Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      SECTION 308.  PERSONS DEEMED OWNERS.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      SECTION 309.  CANCELLATION BY SECURITY REGISTRAR.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Security Registrar, be delivered to the Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Security Registrar. The Company may at any time deliver to the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Security Registrar. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Security Registrar shall be disposed of in accordance with a Company Order delivered to the Security Registrar and the Trustee, and the Security Registrar shall promptly deliver a certificate of disposition to the Trustee and the Company unless, by a Company Order, similarly delivered, the Company shall direct that canceled Securities be returned to it. The Security Registrar shall promptly deliver evidence of any cancellation of a Security in accordance with this Section 309 to the Trustee and the Company.

      SECTION 310.  COMPUTATION OF INTEREST.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period shorter than a full month, on the basis of the actual number of days elapsed in such period.

      SECTION 311.  ADDITIONAL AMOUNTS.

                  All payments of, or in respect of, principal of, and any interest on, the Securities of the First Series shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Australia or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or any political subdivision or taxing authority thereof or therein to be withheld or deducted. In that event, the Company will pay such additional amounts of, or in respect of, principal of, and any interest on, such Securities ("Additional Amounts") as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such payment) in the payment to the Holder of such Security of the amounts which would have been payable in respect of such Security had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of:

                    (a) any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that such Holder

                             (i) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, Australia or otherwise has some connection with Australia other than the mere ownership of, or receipt of payment under, such Security; or

                             (ii) presented such Security for payment in Australia, unless such Security could not have been presented for payment elsewhere; or

                             (iii) presented such Security more than 30 days after the date on which the payment in respect of such Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented such Security for payment on any day within such period of 30 days; or

                    (b) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge;

                    (c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on such Securities;

                    (d) any withholding or deduction from payments to an Australian resident which would not have been required if the Holder had provided the Company with a tax file number, within the meaning of the Income Tax Assessment Act, 1936 (Commonwealth of Australia), prior to the payment from which such withholding or deduction is made;

                    (e) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of such Security with a request of the Company addressed to such Holder

                             (i)  to provide information concerning the
                             nationality, residence or identity of such Holder or such beneficial owner, or

                             (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

                    (f) any combination of items (a), (b), (c), (d) and (e); nor shall Additional Amounts be paid with respect to any payment of, or in respect of, the principal of, or any interest on, any such Security to any such Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Australia or any political subdivision or taxing authority thereof or therein to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of such Security.

                      Whenever there is mentioned, in any context, the payment of the principal of, or any interest on, or in respect of, any such Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Indenture to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to this Indenture.

                      As to any Additional Amounts provided for in this Indenture, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officer's Certificate setting forth the amount of such Additional Amounts, and the Trustee shall not be required to verify the calculation of such Additional Amounts.


                                  ARTICLE FOUR

                            REDEMPTION OF SECURITIES

      SECTION 401.  APPLICABILITY OF ARTICLE.

                      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series) in accordance with this Article.

      SECTION 402.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                      The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officer's Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a restriction or condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

      SECTION 403.  SELECTION OF SECURITIES TO BE REDEEMED.

                      If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as shall be provided for any particular series, or, in the absence of any such provision, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of such series; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

                      The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

                      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

      SECTION 404.  NOTICE OF REDEMPTION.

                      Notice of redemption shall be given in the manner provided in Section 106 to the Holders of the Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

                      All notices of redemption shall state:

                    (a)  the Redemption Date,

                    (b)  the Redemption Price,

                    (c) if less than all the Securities of any series are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

                    (d) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                    (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required,

                    (f) that the redemption is for a sinking or other fund, if such is the case, and

                    (g) such other matters as the Company shall deem desirable or appropriate.

                  Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

                  Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Notice of mandatory redemption of Securities shall be given by the Trustee in the name and at the expense of the Company.

      SECTION 405.  SECURITIES PAYABLE ON REDEMPTION DATE.

                  Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by
                  Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by
                  Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of
                  Section 307.

      SECTION 406.  SECURITIES REDEEMED IN PART.

                  Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE FIVE

                                  SINKING FUNDS

      SECTION 501.  APPLICABILITY OF ARTICLE.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, except as otherwise specified as contemplated by
                  Section 301 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section
                  502. Each sinking fund payment shall be applied to the redemption of Securities of the series in respect of which it was made as provided for by the terms of such Securities.

      SECTION 502.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

                  The Company (a) may deliver to the Trustee Outstanding Securities (other than any previously called for redemption) of a series in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities or Outstanding Securities purchased by the Company, in each case in satisfaction of all or any part of such mandatory sinking fund payment with respect to the Securities of such series; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

      SECTION 503.  REDEMPTION OF SECURITIES FOR SINKING FUND.

                  Not less than 45 days prior to each sinking fund payment date for the Securities of any series, the Company shall deliver to the Trustee an Officer's Certificate specifying:

                    (a) the amount of the next succeeding mandatory sinking fund payment for such series;

                    (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

                    (c)  the aggregate sinking fund payment;

                    (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash; and

                    (e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officer's Certificate, the next succeeding sinking fund payment for such series shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.


                                   ARTICLE SIX

                                    COVENANTS

      SECTION 601.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

                  The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture.

      SECTION 602.  MAINTENANCE OF OFFICE OR AGENCY.

                  The Company shall maintain in each Place of Payment for the Securities of each series an office or agency where payment of such Securities shall be made, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or shall fail to furnish the Trustee with the address thereof, payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

                  The Company may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by
                  Section 301 with respect to the Securities of such series, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

                  Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

      SECTION 603.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

                  If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities.

                  Whenever the Company shall have one or more Paying Agents for the Securities of any series, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

                  The Company shall cause each Paying Agent for the Securities of any series, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such

                  Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                    (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                    (b) give the Trustee notice of any failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

                    (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

                  The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as a Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

      SECTION 604.  CORPORATE EXISTENCE.

                  Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

      SECTION 605.  MAINTENANCE OF PROPERTIES.

                  The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

      SECTION 606.  ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

                  Not later than November 1 in each year, commencing November 1, 1997, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.

      SECTION 607.  WAIVER OF CERTAIN COVENANTS.

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in

                    (a) any covenant or restriction specified with respect to the Securities of any one or more series, as contemplated by
                    Section 301, if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all series with respect to which compliance with such covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; provided, however, that no such waiver shall be effective as to any of the matters contemplated in clause
                    (a), (b) or (c) in Section 1202 without the consent of the Holders specified in such clause; and

                    (b) Section 604, 605 or Article Eleven if before the time for such compliance the Holders of at least a majority in principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition;

      but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

      SECTION 608.  RESTRICTIONS ON SECURED DEBT.

                  So long as the Securities of the First Series remain Outstanding, neither the Company nor any Restricted Subsidiary may create, assume or guarantee any Debt secured by a Mortgage on any Principal Property owned by the Company or a Subsidiary or on any shares of Capital Stock or Debt issued by any Restricted Subsidiary and held by the Company or any Subsidiary, unless the Company also secures, or causes such Restricted Subsidiary to secure, the Securities (and, if the Company so elects, any other Debt of the Company or such Restricted Subsidiary which is not subordinate to the Securities) equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless after giving effect thereto the aggregate amount of all such secured Debt, together with all Attributable Debt of the Company and its Restricted Subsidiaries in respect of Sale and Lease-Back Transactions (other than those described in clause (a) of Section 609) would not exceed 10% of Consolidated Net Tangible Assets.

                  This restriction will not apply to, and there will be excluded in computing secured Debt for the purpose of such restriction, Debt secured by

                    (a)  Mortgages existing on the date of this Indenture;

                    (b) Mortgages on any property, shares of Capital Stock or Debt existing at the time of acquisition thereof or Mortgages on property acquired after the date of this Indenture to secure the payment of all or any part of the purchase price or construction cost of such property, including any improvements to such property, or to secure any Debt incurred no later than one year after, the acquisition or completion of construction of property for the purpose of financing all or any part of the purchase price or construction cost thereof, provided that such Mortgage only extend to such property (together with improvements thereto and renewals and replacements thereof), shares of Capital Stock or Debt;

                    (c) Mortgages on property of, or on any shares of Capital Stock or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary, provided that such Mortgage only extend to such property (together with improvements thereto and renewals and replacements thereof), shares of Capital Stock or Debt;

                    (d) Mortgages in favor of the Company or a Restricted Subsidiary, other than a Mortgage from the Company in favor of a Restricted Subsidiary;

                    (e) Mortgages under workers' compensation laws, unemployment insurance laws or similar legislation; Mortgages incurred in the ordinary course of business to secure surety or appeal bonds to which the Company or any Restricted Subsidiary is a party or in lieu of such bonds; Mortgages imposed by law in favor of governmental entities for other than taxes, assessments or other applicable governmental charges or levies;

                    (f) any Mortgage securing taxes or assessments or franchise fees or license fees or other applicable governmental charges or levies, including sales taxes, value added taxes and customs and excise taxes and duties that either

                             (i) are not yet delinquent by more than 30 days, or

                             (ii) are being contested in good faith by appropriate proceedings and as to which appropriate reserves or provisions, if any, as are required in accordance with A-GAAP shall have been made;

                    (g) any judgment or other similar Mortgage arising in connection with court proceedings, provided that either

                             (i) the execution or enforcement of each such Mortgage is effectively stayed within 30 days after entry of such judgment (or such judgment has been discharged within such 30 day period) and the claims secured thereby are being contested in good faith by appropriate proceedings timely commenced and diligently prosecuted;

                             (ii) the payment of which judgment or other similar Mortgage is covered in full by insurance and the insurance company has not denied or contested coverage thereof; or

                             (iii) so long as each Mortgage is adequately bonded, any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been fully terminated or the period within which such proceedings may be initiated shall not have expired;

                    (h) Mortgages on or over property employed in any Joint Venture, of which the Company and its Subsidiaries own less than 50% of the ownership interest, to secure Debt of such Joint Venture provided that such Debt is non-recourse to the Company or any of its Subsidiaries;

                    (i) Mortgages on or over all or any part of the ownership interest of the Company or any of its Subsidiaries in any Joint Venture, to secure the due payment of amounts payable under or in respect of such Joint Venture to the Joint Venture or any of the Joint Venturers; and

                    (j) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses
                    (a) through (i), inclusive, provided that such extension, renewal or replacement Mortgage is limited to all or a part of the same property, shares of Capital Stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on the property) and the Debt so secured, at the time of the extension, renewal or replacement, is not increased.

                    "JOINT VENTURE" means any partnership, joint venture, joint tenancy or other co-ownership arrangement with respect to property where the Company or any of its Subsidiaries is an owner of an undivided interest in such property.

      SECTION 609.  LIMITATIONS ON SALE LEASE-BACK TRANSACTIONS.

                      So long as the Securities of the First Series remain Outstanding, neither the Company nor any Restricted Subsidiary will enter into any Sale and Lease-Back Transaction with respect to any assets or property unless

                    (a) such transaction is between the Company and a Restricted Subsidiary or between Restricted Subsidiaries; or

                    (b) the Company would be entitled to incur indebtedness secured by a mortgage on the assets or property involved in such transaction at least equal in amount to the Attributable Debt with respect to such Sale and Lease-Back Transaction, without equally and ratably securing the Securities, pursuant to the limitation on secured Debt contained in Section 608.

                      "ATTRIBUTABLE DEBT" means, with regard to a Sale and Lease-Back Transaction with respect to any assets or property of any character at the time of determination, the greater of: (a) the fair market value of such assets or property (as determined in good faith by the Board of Directors); or (b) the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease (or, if not practicable to determine such rate, the interest rate per annum borne by the Securities) compounded semi-annually. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the net amount determined assuming no such termination.

                      "SALE AND LEASE-BACK TRANSACTION" means any arrangement with any lender or investor providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property.

      SECTION 610.  DIVIDEND RESTRICTION.

                      So long as any Securities of the First Series remain Outstanding, the Company covenants that it shall not declare and pay any dividends in cash or property on any shares of its Capital Stock or make any other distributions in cash or property to its capital shareholders or acquire any shares of its Capital Stock if

                      (a) the aggregate amount of dividends and distributions paid to capital shareholders, from January 1, 1996 to the date of such declaration of dividend or distribution, including the amount of such dividend or distribution, would exceed (b) the sum of the Company's accumulated net income or accumulated net cash flows after capital expenditures, whichever is greater, from January 1, 1996 to the date of such declaration of dividend or distribution and the amount of aggregate consideration received by the Company for any of its Capital Stock issued after the date of this Indenture and before the date of such declaration of dividend or distribution; provided that this restriction shall not apply to the creation of any subordinated shareholder loans in exchange for equity (but shall apply to the repayment of such loans).


                                  ARTICLE SEVEN

                           SATISFACTION AND DISCHARGE

      SECTION 701.  DEFEASANCE.

                      Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

                    (a)  money in an amount which shall be sufficient, or

                    (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Government Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

                    (c)  a combination of (a) or (b) which shall be sufficient,

      to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on or prior to Maturity; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series, such Securities or portions thereof shall have been selected by the Trustee as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

                             (x) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Government Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 703; and

                             (y) if Government Obligations shall have been deposited, an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

                             (z) if such deposit shall have been made prior to the Maturity of such Securities, an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect of such Securities, and such Holders will be subject to Federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred. Such Opinion of Counsel shall be based upon a change in law occurring after the date hereof, or a regulation, ruling or other official statement of the Internal Revenue Service of the United States issued after the date hereof.

                  Upon the deposit of money or Government Obligations, or both, in accordance with this Section, together with the documents required by clauses (x), (y) and (z) above, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Security or Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Opinion of Counsel specified in clause (z) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits of this Indenture or of any of the covenants of the Company under Article Six (except the covenants contained in Sections 602 and 603) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 301, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

                  If payment at Stated Maturity of less than all of the Securities of any series is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series.

                  In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section do not mature and are not to be redeemed within the 60 day period commencing with the date of the deposit of moneys or Government Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

                  Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603, 907, 909, 910 and 915 and this Article Seven shall survive.

                  The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Government Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Government Obligations or the principal or interest received in respect of such Government Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

                  Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied or discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Government Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 603.

      SECTION 702.  SATISFACTION AND DISCHARGE OF INDENTURE.

                  This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                    (a)  no Securities remain Outstanding hereunder; and

                    (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

      provided, however, that if, in accordance with the last paragraph of
      Section 701, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

                  Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603, 907, 909, 910 and 915 and this
                  Article Seven shall survive.

                  Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Government Obligations held by the Trustee pursuant to Section 703.

      SECTION 703.  APPLICATION OF TRUST MONEY.

                  Neither the Government Obligations nor the money deposited pursuant to Section 701, nor the principal or interest payments on any such Government Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of
                  Section 603; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default any cash received from such principal or interest payments on such Government Obligations, if not then needed for such purpose, shall, to the extent practicable, be invested in Government Obligations of the type described in clause (b) in the first paragraph of Section 701 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the principal of and interest on any other Governmental Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.


                                  ARTICLE EIGHT

                           EVENTS OF DEFAULT; REMEDIES

      SECTION 801.  EVENTS OF DEFAULT.

                  "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

                    (a) failure to pay interest, if any, on any Security of such series within 30 days after the same becomes due and payable; or

                    (b) failure to pay the principal of or premium, if any, on any Security of such series when the same becomes due and payable whether at Maturity, upon redemption or otherwise; or

                    (c) failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; or

                    (d) an order is made by a court of competent jurisdiction that the Company be wound up or dissolved or an order is made appointing a liquidator or provisional liquidator in respect of the Company or a liquidator or provisional liquidator is appointed in respect of the Company (whether or not under an order) and such order is not vacated or such liquidator is not removed within 90 days;

                    (e) the Company enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors or it proposes a reorganization, moratorium or other administration, in each case under any applicable Australian, Federal or State bankruptcy, insolvency or other similar law, involving any of them or the Company resolves to wind itself up or otherwise dissolve itself or gives notice of intention to do so.

                    (f) the Company is or states that it is insolvent or, as a result of the operation of section 459F(1) of the Australian Corporations Law, is taken to have failed to comply with a statutory demand; or

                    (g) the Company or the directors or shareholders of the Company take any step to obtain protection or the Company is granted protection from the creditors of the Company (including, without limitation, summoning a creditors' meeting to consider a proposal for corporate voluntary arrangement) under any applicable legislation or an administrator is appointed to the Company and such step is not reversed or such administrator is not removed within 90 days;

                    (h) a controller (as defined in the Australian Corporations
                    Law) is appointed in respect of any substantial part of the property of the Company and such controller is not removed within 90 days;

                    (i) anything analogous or having a substantially similar effect to any of the events specified in paragraphs (d),
                    (e), (f), (g), and (h) above happens under the law of any applicable jurisdiction; or

                    (j) any other Event of Default specified with respect to Securities of such series.

      SECTION 802.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                  If an Event of Default other than those specified by Sections 801(d)-(i) shall have occurred and be continuing, either the Trustee or the Holders of not less than 25% in principal amount of the Securities of such series may then declare the principal of all Securities of such series and interest accrued thereon to be due and payable immediately. If an Event of Default specified in Section 801(d)-(i) shall have occurred and be continuing, the principal of all Securities then Outstanding and interest accrued thereon shall become due and payable immediately without any declaration or other act by the Trustee or any Holder.

                  At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration may be waived by the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

                    (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                             (i) all overdue interest on all Securities of such series;

                             (ii) the principal of and premium, if any, on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                             (iii) to the extent that payment of such interest is lawful, interest upon overdue interest, if any, at the rate or rates prescribed therefor in such Securities;

                             (iv) all amounts due to the Trustee under Section 907;

                  and

                    (b) any other Event or Events of Default with respect to Securities of such series, other than the nonpayment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

      No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

      SECTION 803. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

                  If an Event of Default described in clause (a) or (b) of
                  Section 801 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907.

                  If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 804.  TRUSTEE MAY FILE PROOFS OF CLAIM.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                    (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 907) and of the Holders allowed in such judicial proceeding, and

                    (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

      and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under
      Section 907.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 805.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

      SECTION 806.  APPLICATION OF MONEY COLLECTED.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST:  To the payment of all amounts due the Trustee under
                    Section 907;

                    SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

                    THIRD: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

      SECTION 807.  LIMITATION ON SUITS.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

                    (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                    (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

      it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

      SECTION 808. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

      SECTION 809.  RESTORATION OF RIGHTS AND REMEDIES.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

      SECTION 810.  RIGHTS AND REMEDIES CUMULATIVE.

                  Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 811.  DELAY OR OMISSION NOT WAIVER.

                  No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      SECTION 812.  CONTROL BY HOLDERS OF SECURITIES.

                  If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that such direction shall not be in conflict with any rule of law or with this Indenture. The Trustee may take any other action, deemed proper by the Trustee, which is not inconsistent with such direction. Before proceeding to exercise any right or power hereunder at the direction of such Holders, the Trustee shall be entitled to receive from such Holders reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with any such direction.

      SECTION 813.  WAIVER OF PAST DEFAULTS.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                    (a) in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series, or

                    (b) in respect of a covenant or provision hereof which under
                    Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 814.  UNDERTAKING FOR COSTS.

                  The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such

                  Security (or, in the case of redemption, on or after the Redemption Date).

      SECTION 815.  WAIVER OF STAY OR EXTENSION LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE NINE

                                   THE TRUSTEE

      SECTION 901.  CERTAIN DUTIES AND RESPONSIBILITIES.

                    (a) Upon receipt of a notice from the Company that this Indenture is subject to the Trust Indenture Act, the Trustee shall have and be subject to all the duties and responsibilities specified with respect to an indenture trustee in the Trust Indenture Act. Prior to receipt of any such notice, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture; provided, however, that if an Event of Default shall have occurred and be continuing, with respect to one or more series of Securities, the Trustee shall comply with
                    Section 315(c) of the Trust Indenture Act, unless otherwise directed by the Holders of such Securities, in accordance with Section 812. No implied covenants or obligations shall be read into this Indenture against the Trustee.

                    (b) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                    (c) Notwithstanding anything contained in this Indenture to the contrary and whether or not this Indenture is qualified under the Trust Indenture Act, the duties and responsibilities of the Trustee under this Indenture shall be subject to the protections, exculpations and limitations on liability afforded to a trustee under the provisions of
                    Section 315(d) of the Trust Indenture Act.

                    (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      SECTION 902.  NOTICE OF DEFAULTS.

                  The Trustee shall give notice of any default hereunder with respect to the Securities of any series to the Holders of Securities of such series in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in
                  Section 801(c), no such notice to Holders shall be given until at least 45 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

      SECTION 903.  CERTAIN RIGHTS OF TRUSTEE.

                  Subject to the provisions of Section 901 and to the provisions of the Trust Indenture Act, if this Indenture becomes subject to the Trust Indenture Act:

                    (a) the Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                    (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

                    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                    (h) the Trustee shall not be charged with knowledge of any default or Event of Default, as the case may be, with respect to the Securities of any series for which it is acting as Trustee unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of the default or Event of Default, as the case may be, or (ii) written notice of such default or Event of Default, as the case may be, shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

      SECTION 904.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

                  The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

      SECTION 905.  MAY HOLD SECURITIES.

                  Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

      SECTION 906.  MONEY HELD IN TRUST.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

      SECTION 907.  COMPENSATION AND REIMBURSEMENT.

                  The Company shall

                    (a) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to the Trustee's negligence, wilful misconduct or bad faith; and

                    (c) indemnify the Trustee for, and hold it harmless from and against, any loss, liability or expense reasonably incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, wilful misconduct, bad faith or breach of its obligations under this Indenture.

                  As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such other than property and funds held in trust under Section 703 (except as otherwise provided in Section 703). "Trustee" for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, wilful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

                  In addition to the rights provided to the Trustee pursuant to the provisions of the immediately preceding paragraph of this
                  Section 907, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in
                  Section 801(d) or Section 801(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Australian, Federal or State bankruptcy, insolvency or other similar law.

      SECTION 908.  DISQUALIFICATION; CONFLICTING INTERESTS.

                  If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series.

      SECTION 909.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                  There shall at all times be a Trustee hereunder which shall be

                    (a) a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority, or

                    (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 910.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 911.

                    (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                    (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

                    (d)  If at any time:

                  (i)the Trustee shall fail to comply with Section 908 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                  (ii) the Trustee shall cease to be eligible under Section 909 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in clause (y) in subsection (d) of this Section), with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 911. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 911, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
                    Section 911, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                    (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 911, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this

                    Section and such appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

                    (g) The Company (or, should the Company fail to so act as promptly as practicable, the successor Trustee at the expense of the Company) shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its corporate trust office.

      SECTION 911.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                    (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                    (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
                    (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                    (c) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.

                    (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      SECTION 912.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      SECTION 913.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor if the Trust Indenture Act shall at that time be applicable. For purposes of Section 311(b) of the Trust Indenture Act:

                    (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                    (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

      SECTION 914.  CO-TRUSTEES AND SEPARATE TRUSTEES.

                  At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

                  Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

                    (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

                    (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                    (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                    (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

                    (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

      SECTION 915.  APPOINTMENT OF AUTHENTICATING AGENT.

                  The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance and upon exchange, registration of transfer or partial redemption thereof or pursuant to Sections 304, 306 or 1206, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with, and subject to the provisions of Section 907.

                  The provisions of Sections 308, 904 and 905 shall be applicable to each Authenticating Agent.

                  If an appointment with respect to the Securities of one or more series shall be made pursuant to this Section, the Securities of such series may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
                                             -----------------------------
                                             As Trustee


                                             By
                                               ---------------------------
                                                  As Authenticating
                                                       Agent

                                             By
                                               --------------------------
                                                  Authorized Signatory

                  If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                                   ARTICLE TEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 1001.  LISTS OF HOLDERS.

                  Semiannually, not later than May 1 and November 1 in each year, commencing November 1, 1997, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

SECTION 1002.  REPORTS BY TRUSTEE AND COMPANY.

                  Not later than June 1 in each year, commencing June 1, 1997, the Trustee shall transmit to the Holders and the Commission a report, dated as of the next preceding December 31 with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent, if any, required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and the Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

                                 ARTICLE ELEVEN

               CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER

SECTION 1101.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                  The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless

                  (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and validly existing under the laws of Australia, any State thereof or territory therein, or the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (c) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

SECTION 1102.  SUCCESSOR CORPORATION SUBSTITUTED.

                  Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1101, the successor corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities Outstanding hereunder.

                                 ARTICLE TWELVE

                             SUPPLEMENTAL INDENTURES

SECTION 1201.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

                  Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven; or

                  (b) to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or to surrender any right or power herein conferred upon the Company; or

                  (c) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder; or

                  (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series (other than any series the terms of which permit such change, elimination or addition) Outstanding on the date of such indenture supplemental hereto, such change, elimination or addition shall become effective with respect to such series only pursuant to the provisions of Section 1202 hereof or when no Security of such series remains Outstanding; or

                  (e) to provide collateral security for all but not part of the Securities; or

                  (f) to establish the form or terms of Securities of any series as contemplated by Sections 201 and 301; or

                  (g) to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

                  (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee or co-trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

                  (i) to provide for the procedures required to permit the Company to utilize, at its option, a noncertificated system of registration for all, or any series of, the Securities; or

                  (j) to change any place or places where (i) the principal of and premium, if any, and interest, if any, on all or any series of Securities shall be payable, (ii) all or any series of Securities may be surrendered for registration of transfer, (iii) all or any series of Securities may be surrendered for exchange and (iv) notices and demands


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


         to or upon the Company in respect of all or any series of Securities and this Indenture may be served; or

                  (k) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Securities of any series.

                  Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                           (x) if any such amendment shall require one or more
                  changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or

                           (y) if any such amendment shall permit one or more
                  changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

SECTION 1202.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

                  With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture and no supplemental indenture executed pursuant to Section 1201 shall:


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


                  (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security (or, in the case of redemption, on or after the Redemption Date), without, in any such case, the consent of the Holder of such Security, or

                  (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, without, in any such case, the consent of the Holder of each Outstanding Security of such series, or

                  (c) modify any of the provisions of this Section, Section 607 or Section 813 with respect to the Securities of any series, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 911(b) and 1201(h).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. A waiver by a Holder of such Holder's right to consent under this Section shall be deemed to be a consent of such Holder.

SECTION 1203.  EXECUTION OF SUPPLEMENTAL INDENTURES.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but


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shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 1204.  EFFECT OF SUPPLEMENTAL INDENTURES.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

SECTION 1205.  CONFORMITY WITH TRUST INDENTURE ACT.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect if this Indenture is at the time subject to the Trust Indenture Act.

SECTION 1206.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION 1207.  MODIFICATION WITHOUT SUPPLEMENTAL INDENTURE.

                  If the terms of any particular series of Securities shall have been established in a Board Resolution or an Officer's Certificate as contemplated by Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officer's Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or Officer's Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of this Article Twelve.


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


                                ARTICLE THIRTEEN

                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

SECTION 1301.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

                  A meeting of Holders of Securities of one or more, or all, series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1302.  CALL, NOTICE AND PLACE OF MEETINGS.

                  (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series for any purpose specified in
         Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series by the Company or by the Holders of 33% in aggregate principal amount of all of such series, considered as one class, for any purpose specified in
         Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                  (c) Any meeting of Holders of Securities of one or more, or all, series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1303.  PERSONS ENTITLED TO VOTE AT MEETINGS.

                  To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series a Person shall be (a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more


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


Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1304.  QUORUM; ACTION.

                  The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1302(a) not less than 10 days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                  Except as limited by Section 1202, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series, considered as one class.

                  Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION 1305. ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.


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


                  (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

                  (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                  (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one class.

                  (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

                  (e) Any meeting duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 1306.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

                  The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series with respect to which the meeting shall have been called, held or represented by them. The


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


permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1307.  ACTION WITHOUT MEETING.

                  In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.

                                ARTICLE FOURTEEN

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 1401.  LIABILITY SOLELY CORPORATE.

                  No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.


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


                                 ARTICLE FIFTEEN

                    SECURITIES OF THE FIRST AND SECOND SERIES

SECTION 1501.  DESIGNATION OF SECURITIES OF THE FIRST AND SECOND SERIES.

                  There is hereby created a series of Securities designated "6.75% Senior Notes due 2006" (herein sometimes referred to as "Securities of the First Series") and limited in aggregate principal amount (except as contemplated in Section 301(b) hereof) to Two Hundred Fifty Million Dollars ($250,000,000). The form and terms of the Securities of the First Series shall be established in an Officer's Certificate.

                  There is hereby created a series of Securities designated "7.25% Senior Notes due 2016" (herein sometimes referred to as "Securities of the Second Series") and limited in aggregate principal amount (except as contemplated in Section 301(b) hereof) to One Hundred Million Dollars ($100,000,000). The form and terms of the Securities of the Second Series shall be established in an Officer's Certificate.

                            -------------------------

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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


                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                    EASTERN ENERGY LIMITED (ACN 064 651 118)


                                    By: /s/ Stephen E. Blanch
                                       ------------------------------------


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


                                   THE BANK OF NEW YORK, Trustee


                                    By: /s/ Walter N. Gitlin
                                       -----------------------------------
                                        Walter N. Gitlin
                                        Vice President


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



STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


                  On the 21st day of November, 1996, before me personally came Stephen E. Blanch, to me known, who, being by me duly sworn, did depose and say that he is the Managing Director of Eastern Energy Limited (ACN 064 651 118), one of the corporations described in and which executed the foregoing instrument and that he signed his name thereto by authority of the Board of Directors.



                                      /s/ Illegible
                                    -----------------------------------------
                                                  Notary Public


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



STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


                  On the 2nd day of December, 1996, before me personally came Walter N. Gitlin, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument and that he signed his name thereto by authority of the Board of Directors.



                                     /s/ Illegible
                                    -----------------------------------------
                                                  Notary Public



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